Exhibit 32.1

Certification of Interim Chief Executive Officer and Interim Chief Financial Officer
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Campus Crest Communities, Inc. (the "Company") for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2015	By:	/s/ David Coles
		Name:	David Coles
		Title:	Interim Chief Executive Officer

	By:	/s/ John Makuch
		Name:	John Makuch
		Title:	Interim Chief Financial Officer